EXHIBIT 10.21.3


                                                             March 31, 2008



Talon International, Inc.
(f/k/a Tag-It Pacific, Inc.)
21900 Burbank Blvd., Suite 270
Woodland Hills, CA 91367
Attention:  Mr. Lonnie D. Schnell, CEO

         Re:      AMENDMENT NO. 3 TO LOAN AGREEMENT

Dear Sirs:

         Reference is made to the Revolving Credit and Term Loan Agreement dated as of June 27, 2007, as amended by Amendment No. 1 dated July 30, 2007 and Amendment No. 2 dated November 19, 2007 (collectively, the "LOAN AGREEMENT"), by and between Bluefin Capital, LLC (the "LENDER") and Talon International, Inc. (f/k/a Tag-It Pacific, Inc.) (the "BORROWER"). All capitalized terms used herein without definition have the respective meanings ascribed to them in the Loan Agreement.

         This will confirm the agreement of the Lender and the Borrower to make the following amendments to the Loan Agreement.

         1.       DEFINITIONS.

                  (a) The following additional definitions are hereby added to Article 1 of the Loan Agreement in the appropriate alphabetical sequence:

                  "ADDITIONAL NOTE" shall mean the promissory note of the Borrower in the principal amount of $1,000,000 issued to the Lender pursuant to Amendment No. 3.

                  "AMENDMENT NO. 2" shall mean the Amendment No. 2 to Loan Agreement dated November 19, 2007 by and between the Lender and the Borrower.

                  "AMENDMENT NO. 3" shall mean the Amendment No. 3 to Loan Agreement dated March 31, 2008 by and between the Lender and the Borrower.

                  (b) The definition of "EBITDA" is hereby amended by adding the following new sentence at the end of the definition: "The calculation of EBITDA hereunder shall exclude any gains or losses from the sale or other disposition of shares of Cygne Design stock held by the Borrower on the date of Amendment No. 3."


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                  (c)      The  definition of "Notes" is hereby amended so as to
include therein the Additional Note.

         2.       AMENDMENTS TO BORROWING BASE.

                  (a) Clause (e) of the definition of "Eligible Account" is hereby amended so as to read in full as follows: "(e) it has not remained unpaid in whole or in part for a period exceeding either (i) sixty (60) days after the original due date of the subject invoice, or (ii) one hundred twenty (120) days after the date of the underlying shipment or service;"

                  (b) The parenthetical phrase at the end of clause (c) of the definition of "Eligible Inventory" is hereby amended so as to read as follows: "(provided that up to $500,000 in value of inventory held by a single vendor/supplier, and up to a maximum of $1,000,000 in the aggregate held by all vendors/suppliers, for drop shipment to a customer for the benefit of the Borrower or the subject Subsidiary may be considered to be Eligible Inventory if it otherwise meets all other criteria set forth in this definition)".

                  (c)      The   reference   to  "75%"  in  clause  (a)  of  the
definition of "Borrowing Base" is hereby amended to "85%", and clause (c) of the definition of "Borrowing Base" is hereby amended to read "(c) Reserved,".

         3.       AFFIRMATIVE COVENANTS.

                  (a) Section 5.09 of the Loan Agreement is hereby amended, retroactive to February, 4, , 2008, so as to read in full as follows:

                  SECTION 5.09. MANAGEMENT.Cause Lonnie D. Schnell to continue to be employed or to function as the Chief Executive Officer of the Borrower and Lawrence Dyne to continue to be employed or to function as the Executive Vice President-Sales of the Borrower, unless a successor is appointed within sixty (60) days after the termination of the subject individual's employment and such successor is reasonably satisfactory to the Lender.

                  (b) Section 5.12 of the Loan Agreement, and paragraph 9 of Amendment No. 2, are hereby replaced in their entirety by the following new
Section 5.12, which is hereby incorporated into the Loan Agreement:

                  SECTION 5.12. LANDLORD WAIVERS. Use all commercially reasonable efforts to obtain (a) on or prior to June 30, 2008, in respect of all leased Real Properties located in the United States, Landlord Waivers and/or access agreements in form and substance reasonably satisfactory to the Lender, and (b) within 90 days after such circumstance first arises, in respect of any other location at which, at any time or from time to time, there is stored or held any Collateral consisting of equipment, or other Collateral having an aggregate fair market value in excess of $100,000, bailee waivers, warehousemen's waivers, or other comparable agreements in form and substance reasonably satisfactory to the Lender; PROVIDED, HOWEVER, that (i) the failure to obtain any such waiver from a warehouse facility shall not, in the absence of the failure of the Borrower or its Subsidiary to use commercially reasonable efforts to obtain such waiver, constitute a default or an Event of Default, and (ii) neither


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                  the  Borrower nor any  Subsidiary  shall be required to obtain waivers or access agreements from vendors or suppliers holding Collateral only for drop shipment to the Borrower's or any Subsidiary's customers on behalf of the Borrower or any Subsidiary.

                  (c) Section 5.13 of the Loan Agreement, and paragraph 8 of Amendment No. 2, are hereby replaced in their entirety by the following new
Section 5.13, which is hereby incorporated into the Loan Agreement:

                  SECTION 5.13. DEPOSIT ACCOUNTS. With respect to all bank accounts and/or securities accounts maintained by the Borrower or any Subsidiary on the date of Amendment No. 3, (a) if the account or securities account is located in the United States or Hong Kong , obtain, on or prior to June 30, 2008, the execution and delivery by the subject bank or securities intermediary of a Control Agreement executed by the Lender and the Borrower or its subject Subsidiary, failing which the Borrower or the subject Subsidiary shall thereafter keep no more than $50,000 (or the equivalent in local currency based upon then-prevailing exchange rates) in the aggregate in any account (and $ 200,000 in the aggregate as to all accounts held in any single country) held in such country, and (b) if the bank account or securities account is located in Indonesia, Vietnam or any country or territory not named in the preceding clause (a) (excluding China), then no more than $50,000 (or the equivalent in local currency based upon then-prevailing exchange rates) in the aggregate may be held in accounts located in each such country; and, upon opening any new bank account or securities account (wherever located) subsequent to the date of Amendment No. 3, notify the Lender thereof and cause the subject bank or securities intermediary promptly to execute and deliver to the Lender a Control Agreement in respect of such bank account or securities account, and if the required Control Agreement is not entered into within sixty (60) days after the opening of such account, then the Borrower or the subject Subsidiary shall thereafter keep no more than $50,000 (or the equivalent in local currency based upon then-prevailing exchange rates) in the aggregate in any account (and $ 200,000 in the aggregate as to all accounts held in any single country) held in any additional country .

                  With respect all bank accounts and/or securities accounts maintained in China (only) by the Borrower or any Subsidiary on the date of Amendment No. 3, Borrower shall obtain, on or prior to June 30, 2008, the execution and delivery by the subject bank or securities intermediary of a Control Agreement executed by the Lender and the Borrower or its subject
                  Subsidiary, failing which the Borrower or the subject Subsidiary shall thereafter agree with Lender upon the cash limits and controls that the Borrower will employ in accounts in China.

         4. NEGATIVE COVENANTS. Section 6.17 of the Loan Agreement is hereby amended so as to read in full as follows:

                  SECTION 6.17. EBITDA; COVERAGE TEST. For any fiscal quarter of the Borrower ending on any of the dates listed below, permit
                  (a) EBITDA to be less than $1.00, or (b) the ratio of (i) EBITDA for such fiscal quarter, to (ii) the principal and


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


                  interest payments on Indebtedness made or required to be made by the Borrower and its Subsidiaries during such fiscal quarter (excluding principal of the Convertible Debentures and principal payments made from a matched source where such matched source makes the payment) to be less than the required ratio corresponding to such date as set forth in the following table:

         QUARTER ENDING                                   REQUIRED MINIMUM RATIO
         --------------                                   ----------------------
         June 30, 2008                                         1.75 : 1.00

         September 30, 2008                                    0.30 : 1.0

         December 31, 2008                                     0.10 : 1.00

         March 31, 2009                                      .30.00 : 1.00

         June 30, 2009 and each fiscal quarter thereafter      1:00 : 1:00


                  ; PROVIDED, HOWEVER, that (i) the failure to achieve the required minimum EBITDA and/or ratio in any particular fiscal quarter shall not constitute a default or an Event of Default if (and only if), (A) the Borrower achieved the required minimum EBITDA and ratio in the immediately preceding fiscal quarter (if applicable), and (B) within ten (10) days after the end of such fiscal quarter, the Borrower pays to the Lender a cash waiver fee in an amount equal to 1% of the sum of (w) the principal balance of the Term Loan, plus (x) the greater of the Maximum Revolver Amount or the outstanding principal amount of Advances, determined as of the end of the subject fiscal quarter, and (ii) the failure to achieve the required minimum EBITDA and/or ratio as at the end of any two
                  (2) consecutive fiscal quarters shall not constitute a default or an Event of Default if (and only if) the Borrower (A) has timely paid the waiver fee under clause (i) hereof in respect of the first such fiscal quarter, and (B) pays to the Lender, within ten (10) days after the end of the second such fiscal quarter, a cash waiver fee in an amount equal to 2% of the sum of (y) the principal balance of the Term Loan, plus (z) the greater of the Maximum Revolver Amount or the outstanding principal amount of Advances, determined as of the close of the second such fiscal quarter.

         5.       OTHER AMENDMENTS/WAIVERS.

                  (a) The Lender hereby waives any default or Event of Default under Section 6.09 of the Loan Agreement arising by reason of the Borrower's payment of severance compensation to former executives of the Borrower in aggregate amounts not exceeding $547,000 in the first quarter of the Fiscal Year ending December 31, 2008.


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


                  (b) The Lender hereby waives any default or Event of Default consisting of the sale by the Borrower, from time to time at then-prevailing market prices, of common stock of Cygne Designs currently held by the Borrower.

         6. WARRANT REDEMPTION. Simultaneously with the execution and delivery of this Amendment No. 3, the Lender is delivering to the Borrower, for redemption by the Borrower, all of the Warrants (covering an aggregate of 2,100,000 shares of Common Stock), in consideration of which the Borrower is paying to the Lender the sum of $1,000,000, constituting part of the Additional Note being issued pursuant to paragraph 7 below. The Lender makes no representations or warranties regarding the Warrants or the value thereof, other than that the Lender has unencumbered title to the Warrants and full power and authority to deliver the Warrants for redemption hereunder.

         7. ADDITIONAL NOTE. In consideration of the waivers and amendments provided in this Amendment No. 3, the Borrower is paying to the Lender a waiver/amendment fee in the amount of $145,000; and in consideration of the surrender of the Warrants for redemption, the Borrower is paying to the Lender a redemption price of $1,000,000. The redemption amount shall be payable pursuant to the 8.5% promissory note of the Borrower in the principal amount of $1,000,000 due June 30, 2010, which is being issued by the Borrower to the Lender simultaneously with the execution and delivery of this Amendment No. 3, and the waiver/amendment fee will be paid by debiting such amount as an Advance under the Borrower's revolving credit facility with the Lender. The Borrower's obligations under such Additional Note shall constitute Obligations, which shall be Guaranteed pursuant to the Guaranty Agreement and secured by the Collateral pursuant to the Security Documents.

         8. REGISTRATION. Section 7 of Amendment No. 2 extending the required effective date for the Registration Statement in respect of all Shares covered by the Registration Statement to April 15, 2008 is hereby further extended to May 15, 2008.

         9. EXPENSES. The Borrower shall pay or reimburse the Lender on demand for its costs and expenses (including reasonable attorneys' fees) incurred in connection with the preparation of this Amendment No. 3.

         10.      REAFFIRMATION.

                  (a)      The   Borrower   hereby    reaffirms   all   of   its
representations and warranties in the Loan Documents on and as of the date hereof, as if expressly made on and as of the date hereof.

                  (b)      The Borrower hereby (i) confirms the ongoing validity
of all of the Obligations outstanding on the date hereof and on the effectiveness of this Amendment No. 3 (after giving effect to this Amendment No.
3), (b) confirms that such Obligations are owing without reservation, defense, counterclaim or offset, (c) confirms that, after giving effect to this Amendment No. 3, neither the Borrower nor any Subsidiary has any claims or causes of action against the Lender or any of its Affiliates, managers or officers, and
(d) acknowledges, confirms and agrees that none of the amendments to be effected by this Amendment No. 3 shall constitute a novation of any of the Obligations outstanding immediately prior to the effectiveness of this Amendment No. 3.


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


                  (c) The Borrower hereby reaffirms the validity of all of the liens and security interests heretofore granted to the Lender as collateral security for the Obligations, and acknowledges that all of such liens and security interests, and all collateral heretofore pledged as security for the Obligations, continues to be and remains collateral for the Obligations from and after the effectiveness of this Amendment No. 3.

         11. REPRESENTATIONS AND WARRANTIES. Each of the Lender and the Borrower hereby represents and warrants that (a) this Amendment No. 3 has been duly and validly authorized by all necessary corporate or company action on such Party's part, (b) this Amendment No. 3 has been duly executed and delivered by such party's duly authorized officer, and (c) this Amendment No. 3 constitutes such party's valid and binding obligation, enforceable against such party in accordance with its terms.

         12. ONGOING FORCE AND EFFECT; WAIVER AND AMENDMENT. Except as expressly set forth herein, all of the terms and conditions of the Loan Agreement and the other Loan Documents remain unchanged and in full force and effect. All references to the Loan Agreement in any other Loan Documents shall hereafter mean and refer to the Loan Agreement as amended by this Amendment No.
3. This Amendment No. 3 may not be amended or modified, nor may any performance required hereunder be waived, except pursuant to a written agreement signed by the party to be charged therewith.

         13. GOVERNING LAW. This Amendment No. 3 shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of laws principles.

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         Kindly  confirm your  agreement to the  foregoing by  countersigning  a counterpart copy of this Amendment No. 3 in the space provided below.

                                     Very truly yours,


                                     BLUEFIN CAPITAL, LLC


                                     By:  /S/ GARY E. JAGGARD
                                        ----------------------------------------
                                              Gary E. Jaggard, Managing Director


Acknowledged, Confirmed and Agreed To:


TALON INTERNATIONAL, INC.
(f/k/a Tag-It Pacific, Inc.)


By:  /S/ LONNIE D. SCHNELL
   ------------------------------------------------
         Lonnie D. Schnell, Chief Executive Officer


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